Net Income Per Share - Computation of Basic and Diluted Net Income Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	May 31, 2020	May 31, 2019	May 31, 2018
Numerator:
Net income attributable to New Oriental Education & Technology Group Inc.'s shareholders	$ 413,333	$ 238,065	$ 296,130
Net income available for future distribution	$ 413,333	$ 238,065	$ 296,130
Denominator
Weighted average common shares outstanding basic	158,429,576	158,293,890	158,168,794
Plus: incremental weighted average common shares from assumed vesting of NES using the treasury stock method	1,107,314	745,455	387,706
Weighted average common shares outstanding diluted	159,536,890	159,039,345	158,556,500
Net income per common share
- Basic	$ 2.61	$ 1.50	$ 1.87
- Diluted	$ 2.59	$ 1.50	$ 1.87